UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 12, 2004

SMART & FINAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10811	95-4079584
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Citadel Drive City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 869-7500

Item 9. Regulation FD Disclosure.

The information required by Item 9 of this Current Report on Form 8-K is set forth below in Item 12 and is incorporated herein by this reference.

Item 12. Results of Operations and Financial Condition.

Smart & Final Inc. is making public disclosure of certain 2003 quarterly information to provide additional comparative detail regarding “Continuing Operations”. Portions of the quarterly information have been previously disclosed as a part of the Company’s prior filings. The information in the Consolidated Balance Sheets as of March 23, 2003, June 15, 2003 and October 5, 2003 and the information in the Consolidated Statements of Cash Flow for the twelve weeks ended March 23, 2003, the twenty-four weeks ended June 15, 2003 and the forty weeks ended October 5, 2003 reflect certain reclassifications of discontinued operations to conform to current presentations.

SMART & FINAL INC.

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS

(dollars in thousands, except per share amounts)

	Fiscal Year 2003 (A)
	First Quarter 12 Weeks	Second Quarter 12 Weeks	Third Quarter 16 Weeks	Fourth Quarter 12 Weeks(C)	Total 52 Weeks
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Sales	$354,637	$392,664	$538,392	$444,421	$1,730,114
Cost of sales, buying and occupancy	296,963	325,880	442,892	367,371	1,433,106

Gross margin	57,674	66,784	95,500	77,050	297,008
Operating and administrative expenses	50,399	55,847	77,042	62,296	245,584
Litigation and other charges	—	18,400	(400)	(4,166)	13,834

Income (loss) from operations	7,275	(7,463)	18,858	18,920	37,590
Interest expense, net	2,754	2,694	5,976	4,084	15,508

Income (loss) from continuing operations before income tax provision	4,521	(10,157)	12,882	14,836	22,082
Income tax provision	(1,797)	3,480	(4,858)	(6,054)	(9,229)
Equity earnings in unconsolidated subsidiary	11	64	297	372	744

Income (loss) from continuing operations	2,735	(6,613)	8,321	9,154	13,597
Discontinued operations, net of tax	(2,572)	(57,318)	(7,405)	(1,240)	(68,535)

Income (loss) before cumulative effect of accounting change	163	(63,931)	916	7,914	(54,938)
Cumulative effect of accounting change (variable interest entity, net of tax of $3,534)	—	(5,301)	—	—	(5,301)

Net income (loss)	$163	$(69,232)	$916	$7,914	$(60,239)

Earnings (loss) per common share:
Earnings (loss) per common share from continuing operations	$0.09	$(0.22)	$0.28	$0.31	$0.46
Loss per common share from discontinued operations	(0.09)	(1.92)	(0.25)	(0.04)	(2.30)
Cumulative effect of accounting change per common share	—	(0.18)	—	—	(0.18)

Earnings (loss) per common share	$0.01	$(2.31)	$0.03	$0.27	$(2.02)

Weighted average common shares	29,728,233	29,909,973	29,740,307	29,743,423	29,777,393

Earnings (loss) per common share, assuming dilution:
Earnings (loss) per common share, assuming dilution, from continuing operations	$0.09	$(0.22)	$0.28	$0.30	$0.46
Loss per common share, assuming dilution, from discontinued operations	(0.09)	(1.92)	(0.25)	(0.04)	(2.30)
Cumulative effect of accounting change per common share, assuming dilution	—	(0.18)	—	—	(0.18)

Earnings (loss) per common share, assuming dilution	$0.01	$(2.31)	$0.03	$0.26	$(2.02)

Weighted average common shares and common share equivalents (B)	29,734,260	29,909,973	29,924,408	30,460,140	29,777,393

(A)	Fiscal year 2003 consists of twelve-week periods in the first, second and fourth quarters, and one sixteen-week period in the third quarter. Certain amounts have been reclassified to conform to the 2003 full-year presentation. Amounts may not aggregate due to rounding.
(B)	The weighted average common shares and common share equivalents include the common stock equivalents related to stock options.
(C)	Results of 2003 fourth quarter reflect the impact from the strike and lockout between the United Foods and Commercial Workers Union and three major grocery chains in Southern California and a $4.2 million pre-tax adjustment to reserves for litigation and other charges.

SMART & FINAL INC.

CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	March 23, 2003	June 15, 2003	October 5, 2003	December 28, 2003
	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$30,777	$35,446	$40,925	$50,949
Accounts receivable, less allowance for doubtful accounts	12,973	14,741	15,181	15,524
Inventories	116,622	123,105	123,013	123,428
Prepaid expenses and other current assets	9,832	7,857	17,899	27,069
Deferred tax asset	12,916	12,992	12,513	16,660
Assets of discontinued operations	150,245	90,122	8,966	4,681

Total current assets	333,365	284,263	218,467	238,311
Property, plant and equipment:
Land	32,207	70,854	68,156	68,042
Buildings and improvements	30,308	73,648	64,251	64,237
Leasehold improvements	107,962	108,389	110,922	113,388
Fixtures and equipment	173,625	172,771	176,690	179,079

	344,102	425,662	420,019	424,746
Less – Accumulated depreciation and amortization	156,568	167,488	172,902	177,706

Net property, plant and equipment	187,534	258,174	247,117	247,040
Assets under capital leases, net of accumulated amortization	5,058	4,563	4,198	3,926
Goodwill	34,775	34,775	34,775	34,775
Deferred tax asset	8,963	34,145	32,234	16,123
Other assets	43,738	46,370	51,037	55,350

Total assets	$613,433	$662,290	$587,858	$595,525

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt and capital leases	$131,623	$189,416	$77,027	$61,964
Notes payable to affiliate	—	20,100	—	—
Accounts payable	70,767	80,173	75,071	94,402
Accrued salaries and wages	8,304	10,565	13,035	15,827
Other accrued liabilities	33,121	58,481	52,860	45,646
Liabilities of discontinued operations	29,155	32,306	10,586	7,296

Total current liabilities	272,970	391,041	228,579	225,135
Long-term liabilities:
Obligations under capital leases	5,932	5,389	4,812	4,511
Notes payable	—	—	66,603	53,496
Notes payable to affiliate	—	—	20,100	33,173
Other long-term liabilities	21,575	22,128	23,605	25,253
Workers’ compensation reserve, postretirement and postemployment benefits	40,898	40,668	38,161	40,380

Total long-term liabilities	68,405	68,185	153,281	156,813
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $1 par value (authorized 10,000,000 shares; no shares issued)	—	—	—	—
Common stock, $0.01 par value (authorized 100,000,000 shares; 29.9 million shares issued and outstanding)	299	299	299	299
Additional paid-in capital	207,049	207,367	208,495	207,296
Notes receivable for common stock	(100)	(100)	(100)	(100)
Accumulated other comprehensive loss	(11,555)	(11,635)	(10,745)	(9,881)
Retained earnings	76,365	7,133	8,049	15,963

Total stockholders’ equity	272,058	203,064	205,998	213,577

Total liabilities and stockholders’ equity	$613,433	$662,290	$587,858	$595,525

SMART & FINAL INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

	Twelve weeks ended March 23, 2003	Twenty-four weeks ended June 15, 2003	Forty weeks ended October 5, 2003	Fifty-two weeks ended December 28, 2003
	(Unaudited)	(Unaudited)	(Unaudited)
Cash Flows from Operating Activities:
Income (loss) from continuing operations before cumulative effect of accounting change	$2,735	$(3,878)	$4,443	$13,597
Adjustments to reconcile income (loss) from continuing operations before cumulative effect of accounting change to net cash provided by continuing activities:
Non-cash litigation and other charges, net of tax	—	11,040	10,800	8,300
Gain on disposal of property, plant and equipment	(28)	(415)	(614)	(818)
Depreciation	4,373	8,770	14,803	19,265
Amortization	2,688	5,611	10,307	13,189
Amortization of deferred financing costs	614	1,293	2,378	3,187
Deferred tax provision	246	162	611	12,575
Equity earnings in unconsolidated subsidiary	(11)	(75)	(372)	(744)
Decrease (increase) in:
Accounts receivable	5,089	3,270	3,366	6,284
Inventories	7,057	162	1,822	1,408
Prepaid expenses and other assets	(2,804)	(1,228)	(1,068)	(15,803)
Increase (decrease) in:
Accounts payable	(1,937)	9,707	3,082	20,459
Accrued salaries and wages	(66)	2,195	4,375	7,167
Other accrued liabilities	690	21	1,856	1,415

Net cash provided by continuing activities	18,646	36,635	55,789	89,481
Net cash provided by (used in) discontinued activities	294	3,289	(4,778)	(4,568)

Net cash provided by operating activities	18,940	39,924	51,011	84,913

Cash Flows from Investing Activities:
Acquisition of property, plant and equipment	(3,657)	(9,291)	(16,602)	(21,236)
Proceeds from disposal of property, plant and equipment	25	1,451	1,586	1,928
Investment in capitalized software	(621)	(3,185)	(7,224)	(11,699)
Other	(378)	(1,381)	(1,502)	(1,215)

Net cash used in continuing activities	(4,631)	(12,406)	(23,742)	(32,222)
Net proceeds from divestitures	—	—	37,898	37,898
Net cash (used in) provided by discontinued activities	(914)	53	14,252	14,252

Net cash (used in) provided by investing activities	(5,545)	(12,353)	28,408	19,928

Cash Flows from Financing Activities:
Payments on bank line of credit	(12,678)	(16,678)	(62,500)	(77,500)
Borrowings on bank line of credit	7,500	7,500	7,500	7,500
Payments on notes payable	(418)	(5,855)	(6,394)	(6,792)
Proceeds from issuance of common stock, net of costs	—	—	40	40

Net cash used in continuing activities	(5,596)	(15,033)	(61,354)	(76,752)
Net cash used in discontinued activities	(24)	(94)	(142)	(142)

Net cash used in financing activities	(5,620)	(15,127)	(61,496)	(76,894)

Increase in cash and cash equivalents	7,775	12,444	17,923	27,947
Cash and cash equivalents at beginning of the period	23,002	23,002	23,002	23,002

Cash and cash equivalents at end of the period	$30,777	$35,446	$40,925	$50,949

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL INC.

Date: May 12, 2004	By:	/s/ Richard N. Phegley
Richard N. Phegley
Senior Vice President and Chief Financial Officer